UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PRIMEENERGY RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

PrimeEnergy Resources Corporation

TO BE HELD ON

June 5, 2024

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of PrimeEnergy Resources Corporation (the “Company”) will be held on Wednesday, June 5, 2024, at 9:00 a.m., CDT, at the offices of the Company at 9821 Katy Freeway, Houston, Texas 77024, for the following purposes:

1.    To elect the five (5) director nominees named in this proxy statement, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.    To transact such other business as may properly be brought before the Meeting or at any adjournment or postponement thereof.

The Meeting may be adjourned or postponed from time to time without other notice than by announcement at the Meeting, or at any adjournment or postponement thereof, and any and all business for which the Meeting is hereby noticed may be transacted at any such adjournment or postponement.

The Board of Directors has fixed April 10, 2024, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed self-addressed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Meeting and prefer to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ VIRGINIA M. FORESE
Virginia M. Forese
Corporate Secretary

April 19, 2024

Important Notice Regarding Internet Availability of

Proxy Materials for the Annual Meeting of Stockholders

to be held on June 5, 2024

The proxy statement and other proxy materials for this Annual Meeting and the Company’s 2023 Annual Report to Stockholders are available at www.proxydocs.com/PNRG

PROXY STATEMENT

PrimeEnergy Resources Corporation

9821 Katy Freeway

Houston, Texas 77024

PROXY STATEMENT

Solicitation by the Board of Directors of Proxies from

Stockholders for Annual Meeting of Stockholders

June 5, 2024

GENERAL INFORMATION

The Board of Directors of PrimeEnergy Resources Corporation, a Delaware corporation (hereinafter called the “Company”) solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) on Wednesday, June 5, 2024, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. The approximate date on which the proxy statement and form of proxy will be sent to security holders is April 19, 2024.

Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expenses in so doing.

Only stockholders of record at the close of business on April 10, 2024 (the “Record Date”), are entitled to vote at the 2024 Annual Meeting and any adjournment or postponement thereof. There were 1,790,245 shares of common stock (“Common Stock”) outstanding on the Record Date. Each holder of Common Stock is entitled to vote on the proposals presented in this proxy statement for each share held, each share entitling the record holder thereof to one vote. For a period of ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders of record during ordinary business hours at the Company’s principal place of business.

Matters To Be Voted On At The Annual Meeting

There is one proposal that is scheduled to be voted on at the Annual Meeting. Shareholders are being asked to vote on the election of five (5) director nominees named herein, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The Company’s Board of Directors unanimously recommends that you vote “FOR” each of the five (5) director nominees.

Quorum

No business may be transacted at the Annual Meeting unless a quorum is present. Holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business to be considered at the Annual Meeting. Abstentions will, and broker non-votes will not, be included in determining whether a quorum is present. A “broker non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Vote Required

All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

FOR the election as Directors of the Company of the five (5) director nominees named herein, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

In the event any of the nominees should become unable to serve as a Director, it is intended that pursuant to the accompanying form of proxy, votes will be cast for a substitute nominee designated by the Board of Directors.

Each Director is elected by a plurality of the votes cast. “Plurality” means that the five (5) director nominees who receive the largest number of votes cast “FOR” such nominees are elected as Directors. The Company’s transfer agent will tabulate all votes that are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees of the Company, to receive the transfer agent’s tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes shall not be counted for the purposes of the election of Directors.

Management of the Company knows of no matters to be submitted to the 2024 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if any other matters do properly come before the Meeting, it is intended that the persons named in the enclosed proxy and acting thereunder will vote according to their best judgment on such matters.

Voting of Proxies by Stockholders of Record

If you were a stockholder of record of the Company’s common stock at the close of business on the Record Date, a proxy is enclosed for your use. The Company requests that you vote your shares as promptly as possible by submitting your proxy by mail by using the enclosed self-addressed envelope, which requires no postage if mailed in the United States. When the accompanying proxy is returned properly executed, the shares of the Company’s common stock represented by it will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If a proxy is returned without an indication as to how the shares of the Company’s common stock represented are to be voted with regard to a particular proposal, the shares represented by the proxy will be voted in accordance with the recommendation of the Company’s Board of Directors and, therefore, “FOR” the election of the five (5) director nominees named herein.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. If you are a registered stockholder, please be prepared to provide proper identification, such as a driver’s license, at the Annual Meeting. If your shares are held in “street name,” you must bring to the Annual Meeting a proxy executed in your favor from the record holder (your broker, bank or other nominee) of the shares authorizing you to vote at the Annual Meeting.

Shares Held in Street Name

If you hold shares of the Company’s common stock through a broker, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” The “record holder” of such shares is your broker, bank or other nominee, and not you, and you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy directly to the Company or by voting in person at the Annual Meeting unless you have a “legal proxy,” which you must obtain from your broker, bank or other nominee. Furthermore, brokers, banks or other nominees who hold shares of the Company’s common stock on behalf of their customers may not give a proxy to the Company to vote those shares without specific instructions from their customers. If you are a stockholder of the Company and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee may not vote your shares on the one proposal that is scheduled to be voted on at the Annual Meeting.

Revocation of Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice (i) in person by the stockholder’s oral revocation at the Annual Meeting or (2) in writing to the Company at 9821 Katy Freeway Houston, Texas 77024 (Attention: Corporate Secretary), if the proxy was executed and returned. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked.

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker-dealer, or other nominee, you must instruct your broker, bank, or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, or other nominee.

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any “group” as that term is defined in Section 12d (3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, as of April 10, 2024. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 10, 2024, includes the number of shares to be issued upon exercise of such options.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Amrace, Inc.	295,768(1)	16.52
130 E. 63rd Street, 14th Floor New York, New York 10065

Charles E. Drimal, Jr.	1,218,144(2)	48.97
9821 Katy Freeway Houston, Texas 77024

Gifford Fong	112,116(3)	6.26
3658 Mt. Diablo Boulevard Suite 200 Lafayette, California 94549

Clint Hurt	155,763(4)	8.70
107 North N Street Midland, Texas 79701

(1)

Includes 295,768 shares as to which Amrace, Inc. and Robert de Rothschild has shared voting and investment power. Robert de Rothchild disclaims beneficial ownership except to the extent of his pecuniary interest in the shares.

(2)	Includes 520,644 shares as to which Mr. Drimal has sole voting and investment power, 697,500 shares subject to options, all presently exercisable.
(3)

Includes 18,758 shares held directly by Timothy Fong and 38,994 shares held directly by Steven Fong, for which exclusive voting rights have been granted to Gifford Fong. Gifford Fong expressly disclaims dispositive power over the shares held by Timothy Fong and Steven Fong.

(4)

Includes 300 shares as to which Mr. Hurt has sole voting and investment power and 155,463 shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt as to which Mr. Hurt has sole voting and investment power.

The following table sets forth information at April 10, 2024, with respect to the shares of the Company’s Common Stock beneficially owned by the Directors and the executive officers of the Company, individually, and as a group:

Name	Amount Beneficially Owned(1)	Percent of Class(1)
Beverly A. Cummings	75,000(2)	4.03
Charles E. Drimal, Jr.	1,218,144(3)	48.07
H. Gifford Fong	112,116(4)	6.26
Thomas S. T. Gimbel	1,000	0.06
Clint Hurt	155,463 (5)	8.70
All Directors and executive officers as a group	1,572,023 (2)(3)(4)(5)	61.07

(1)

Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

(2)	Includes 5,000 shares as to which Ms. Cummings has shared voting and investment power and 70,000 shares subject to options, all presently exercisable.
(3)	Includes 520,644 shares as to which Mr. Drimal has sole voting and investment power and 697,500 shares subject to options, all presently exercisable.
(4)

Includes 18,758 shares held directly by Timothy Fong and 38,994 shares held directly by Steven Fong, for which exclusive voting rights have been granted to Gifford Fong. Gifford Fong expressly disclaims dispositive power over the shares held by Timothy Fong and Steven Fong.

(5)

Includes 300 shares as to which Mr. Hurt has sole voting and investment power and 165,463 shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt as to which Mr. Hurt has sole voting and investment power.

Certain Related Person Transactions

On March 12, 2024, the Company purchased an aggregate of 18,000 shares of common stock from Amrace Inc., and Robert de Rothschild in a private resale transaction at $92.00 per share, for total proceeds of $1,656,000.

ELECTION OF DIRECTORS

[PROPOSAL NO. 1]

Directors and Nominees

The Board of Directors has nominated for election as Directors at the 2024 Annual Meeting, the five (5) nominees whose names, together with biographical information and information concerning their qualifications, business experience and skills are set forth below. All of the nominees were elected to their present term of office by the stockholders at the Annual Meeting last year and are presently serving as Directors of the Company. Each of the nominees has consented to serve as a director, if elected, and has served continuously as a Director since the date indicated below and his or her present term will expire at the 2024 Annual Meeting. All of the nominees are proposed for election for a one-year term expiring in 2025 and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Three of the nominees for Directors qualify as independent directors within the meaning of applicable regulatory standards. There is no family relationship between any nominee for Director or the executive officers of the Company. In the event any of the nominees shall become unable to serve as a Director, it is intended that the proxy will be voted for a substitute nominee designated by the Board of Directors. Currently, the Board of Directors is not aware of any circumstance that would render any nominee unavailable to serve as a director of the Company’s Board of Directors. Each Director is elected by a plurality of the votes cast. “Plurality” means that the five (5) director nominees who receive the largest number of votes cast “FOR” such nominees are elected as Directors.

Beverly A. Cummings	Director since February 1988

Beverly A. Cummings, age 71, was elected Vice President, Chief Financial Officer and Treasurer of the Company in October, 1987, and Executive Vice President in May, 1991, and serves as the Principal Financial Officer of the Company. She is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. Ms. Cummings holds similar positions with the Company’s subsidiaries. The attributes that prompted Ms. Cummings’ election to the Board were her significant financial skills and experience, as well as her understanding of oil and gas operations, and in particular those of the Company. Those qualifications continue to contribute to her effective service as a director today.

Charles E, Drimal, Jr.	Director since October 1987

Charles E. Drimal, Jr., age 76, has served as President and Chief Executive Officer of the Company since October 1987, and holds the position of Chairman of the Board of Directors. He also holds similar positions with the Company’s subsidiaries. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a retired member of the New York State Bar. The leadership skills, experience and thorough knowledge of the oil and gas industry that uniquely qualified Mr. Drimal to become the President and Chief Executive Officer in 1987 have continued to make him an invaluable member and Chairman of the Board of Directors.

H. Gifford Fong	Director from May 1994 - June 2019 and since June 2020

Mr. Fong, age 80, is President of Gifford Fong Associates, an investment technology consulting firm located in Lafayette, California. Mr. Fong holds a Bachelor of Science, a Master of Business Administration, and a Juris Doctor from the University of California. Mr. Fong is the editor of The Journal of Investment Management and is the author and a frequent contributor to numerous trade journal publications. Mr. Fong’s expertise in transaction valuation, portfolio risk management, and asset management is an important resource for the Board. His substantial knowledge and experience in financial matters and business operations fully qualify him to serve as a member of the Board of Directors.

Thomas S. T. Gimbel	Director since March 1989

Thomas S. T. Gimbel, age 69, is CEO of Gimbel Financial Associates, LLC, a private financial and investment consulting firm. Until June 20, 2022, he was the Executive Managing Director at Optima Asset Management LLC, an investment advisory and asset management firm registered with the Securities and Exchange Commission, with which he remains affiliated. He previously served as CEO of American Farmland Company, a REIT Listed on the NYSE Market. Prior to that, he served as Vice President and a director of American Farmland Company since its inception in 2009, while at the same time serving in his management role at Optima Fund Management. Prior to joining Optima Fund Management in 2004, Mr. Gimbel was Managing Director for Hedge Fund Investments at Credit Suisse Asset Management, LLC, an Investment Management firm. Prior to joining Credit Suisse, Mr. Gimbel was head of the Hedge Fund Department at Donaldson, Lufkin & Jenrette, which provided investment banking and security brokerage services prior to being acquired by Credit Suisse. Earlier in his career, Mr. Gimbel was Vice President and Treasurer of Smith Barney’s real estate acquisition and syndication subsidiary. He is a Director of Prime Energy Resources Corporation and Lighthouse Guild, where he also serves on the Investment Committee, and is a member of other not for profit Boards and a member of their Investment Committees as well. Mr. Gimbel received a BA in economics from Bowdoin College and an MBA in finance from Columbia Business School. His proven ability to develop successful investment and management strategies for his clients, his keen business acumen, and his knowledge of the financial markets were some of the qualities that first formed the basis for his election to the Board. Those qualities along with his experience in financial analysis continue to make Mr. Gimbel’s participation on the Board efficacious.

Clint Hurt	Director since February 1988

Clint Hurt, age 88, is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He was the President of the Independent Oil & Gas Association of West Virginia and is a former advisory director of United Bank of Texas, in Midland, Texas. Mr. Hurt’s expertise in the oil and gas industry and his unique insight into the trends and developments in the industry made him an excellent candidate for the Board. Those attributes have also enabled him to make an important contribution to the Company in his 30+ years of service to the Board.

The Board of Directors recommends a vote FOR the election of all nominees named above.

(Proposal No. 1)

Information about the Executive Officers (for information regarding Ms. Cummings and Mr. Drimal, see the descriptions on page 5).

Mr. Drimal and Ms. Cummings were elected by the Board of Directors to their respective offices in June 2023, at the annual meeting of the Board. Each will hold their respective offices until his or her successor is elected by the Board.

CORPORATE GOVERNANCE

Board Independence and Composition

The core responsibility of the Board of Directors is to provide objective, independent judgment in its management oversight function and the Board’s composition reflects that principle. The Board is composed of a majority of independent directors. A Director’s independence is determined in accordance with the definition set forth in the Nasdaq (“Nasdaq”) listing standards and other pertinent and applicable legal and regulatory standards. The Board of Directors annually reviews the financial and other relationships between non-management Directors and the Company to determine whether those Directors are independent. Applying those standards in 2024, the Board has determined that each of the following Directors meet the independence standards: Clint Hurt, Thomas S.T. Gimbel, H. Gifford Fong.

Board Leadership

The Board of Directors, in its discretion, may elect a Chairman of the Board. The Chairman leads the Board and presides at all Board meetings and is responsible for delivery of information for the Board’s informed decision-making.

Based upon the structure that best serves the interests of the Company, the Board determines whether the role of the Chairman of the Board and the Chief Executive Officer should be held by one individual or should be separated. Currently, the Board believes that the role of Chairman of the Board and Chief Executive Officer should be held by the same person because the combined position has served the Company well in the past and Charles E. Drimal, Jr. is highly qualified to serve in that role.

The Directors have also determined that it is not necessary to appoint a lead independent director at this time.

The Board’s Role in Risk Oversight

The senior management team of the Company is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management policies to identify, manage and mitigate significant risks. The Board of Directors is responsible for overseeing management’s execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises those responsibilities periodically as part of its meetings by having the Chief Executive Officer, the Chief Financial Officer and others in management roles of the Company review with the Board areas of material operational, financial and regulatory risk, the likelihood of such risks coming to fruition and management’s response thereto. This approach provides the Board with a thorough understanding of the relative magnitude of such risks and the ability to assess and influence the management and mitigation strategies undertaken by the Company to address those risks.

Board Meetings

The Board of Directors met three (3) times in 2023. All directors attended those meetings of the Board of Directors and the committee or committees thereof on which such director served during 2023 in person or by telephone conference.

Board Attendance at Annual Meeting

The Company does not have a policy that requires members of the Board of Directors to attend the Annual Meeting. All members of the Board of Directors are encouraged to attend the Annual Meeting. All of the members of the Board of Directors attended the Annual Meeting of the Company held in June 2023 in person or by telephone conference.

Committees of the Board

The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee.

Executive Committee

The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, and Ms. Cummings, is empowered to exercise all the authority of the Board between Board meetings, in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met three times during 2023 in person or by telephone conference and informally, by telephone conference, on a nearly monthly basis during the year.

Audit Committee

The Audit Committee, composed of Messrs. Fong, Gimbel and Hurt, met twice in 2023. All members of the Audit Committee were independent under Nasdaq listing standards and other pertinent legal and regulatory standards. The Board of Directors has determined that Mr. Fong meets the qualifications of an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission and Nasdaq listing standards. The Audit Committee selects the independent auditors to audit the financial statements of the Company and approves the scope of the services to be provided by the auditors for the upcoming year. The Audit Committee is also responsible for reviewing reports of the Company’s results, audits, financial policies and internal control procedures. The report of the Audit Committee is included in this proxy statement on page 12.

The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which is available under the “Company Information” tab on our website at www.primeenergy.com.

Compensation Committee

The Compensation Committee, composed of Messrs. Gimbel and Hurt, met one time in 2023. All members of the Compensation Committee were independent under Nasdaq listing standards and other pertinent legal and regulatory standards. The charter of the Compensation Committee requires that members of the Compensation Committee also qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and as “non-employee” directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Compensation Committee annually reviews the Company’s goals, objectives and policies relevant to the compensation of the Company’s executive officers and directors. The Compensation Committee evaluates the performance of the executive officers in light of those goals, objectives and policies and makes its recommendations to the Board of Directors for the salaries, bonuses and other compensation to be paid to the executive officers. The Compensation Committee also recommends to the Board of Directors the compensation to be paid to members of the Company’s Board of Directors. Mr. Drimal and Ms. Cummings participate in discussions with the Compensation Committee and make recommendations to the Compensation Committee with respect to the compensation of executive officers and directors. Neither Mr. Drimal nor Ms. Cummings participates in the deliberations or approval of the Compensation Committee concerning their respective compensation.

The Compensation Committee has the authority to retain outside compensation consultants to advise the Compensation Committee on market practices and the compensation policies of the Company. The Compensation Committee has not engaged any outside consultants or advisors for such services, nor have such services been engaged by the Company’s Board of Directors.

The Board of Directors and the Compensation Committee have adopted a written charter for the Compensation Committee, a copy of which is available under the “Company Information” tab on our website at www.primeenergy.com.

The Board as Nominating Committee

The Company does not have a standing nominating committee. The Board of Directors acts as the nominating committee, with Mr. Drimal and Ms. Cummings abstaining. The majority of the Directors of the Company, Messrs. Fong, Gimbel and Hurt, who function as a nominating committee, are believed to satisfy applicable regulatory requirements for director independence. Those Directors are responsible for collecting and analyzing information with regard to directors’ “independence” as defined by Nasdaq listing standards and other pertinent legal and/or regulatory standards in effect at the time. They are also responsible for making recommendations concerning committee membership and ensuring that committee members satisfy the criteria for membership on a particular committee and have the skills to effectively participate in a particular committee.

The Directors who function as the nominating committee are also responsible for identifying and evaluating prospective nominees for vacancies on the Board of Directors. The Board of Directors will consider meritorious director candidates submitted to it by members of the Board and by stockholders of the Company, without regard to race, religion, gender, national origin or disability. The Board does not have a formal policy with regard to considering diversity in its evaluation of director nominations. Candidates for election must be willing to devote the time necessary to serve as a director and must possess the level of education, experience, and expertise, both with respect to financial matters and the oil and gas industry in general, necessary to effectively perform the duties of a member of the board of directors of a public company, and in particular of the Company. The Board of Directors strive to recommend candidates that further its objective of having a board that draws from a broad range of talents and expertise and reflects a diversity of background, experience, and perspectives. The procedure to be followed by a stockholder to submit a nominee to the Board of Directors is set forth in “Stockholder Proposals and Nominations” in this proxy statement.

The Board of Directors believes that this procedure is adequate in the process of selecting persons for election as Directors of the Company. All of the Directors of the Company currently serving as Directors, are designated as nominees for re-election at the Annual Meeting.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Overview

The Company has been guided by its Chief Executive Officer, Charles E. Drimal, Jr., and Chief Financial Officer, Beverly A. Cummings since 1987. The Board of Directors attributes much of the success of the Company to Mr. Drimal’s and Ms. Cummings’ leadership, skills and their dedication to the Company and its stockholders. In order to retain such highly skilled and experienced professionals for its senior management team, the Board of Directors must offer highly competitive compensation packages. At the same time, the Board of Directors is mindful that the primary goal of the Company is to build long-term stockholder value. Therefore, the alignment of the executive officers’ compensation with the Company’s performance results is a critical component of the analysis made by the Compensation Committee in recommending, and the Board of Directors in approving, the executive officers. compensation each year.

The Board of Directors believes that the Compensation Committee’s approach in determining the compensation paid to the executive officers has been endorsed by the stockholders, who in 2022 supported the vote to approve the executive compensation paid in the prior year. In light of those positive endorsements, the Compensation Committee has continued to adhere to the same approach to determine executive compensation for this past year.

There are three elements of the compensation paid to the executive officers, to wit: (i) base salary; (ii) bonus (cash incentive) compensation, and (iii) equity awards. The base salaries paid to the executive officers are based upon a number of considerations including each executive officer’s level of responsibility, changes in their responsibilities from year to year, experience, skills and leadership ability. The Compensation Committee reviews the base salary paid in the most recent years and the percentage change in salary from year to year. The Compensation Committee uses their judgment and discretion rather than relying on a specific numerical metrics formula for results. The Compensation Committee also assesses the challenges faced and overcome by the executive officers in advancing the Company through the year. In light of these considerations, the Compensation Committee recommended, and the Board of Directors approved, each of the executive officers be provided in 2023 with the same increase to each of their salaries. The base salary paid to each executive officer in 2023 is set forth in the “Salary” column of the Summary Compensation Table set forth in this proxy statement.

Executive officers are also eligible to participate in the Company’s broad-based, defined contribution retirement plan, the PrimeEnergy Corporation Employees 401(k) Savings Plan (the “401(k) Plan”). Participants may defer eligible compensation into the 401(k) Plan up to Internal Revenue Service limits, and the Company provides a safe harbor matching contribution equal to 100% of the first 4% of eligible compensation each participant defers. Matching contributions are fully vested at all times.

The Company awarded options to purchase shares of the Company’s common stock to the executive officers in May 1989. The objective of the award was to retain high level officers and to motivate them to continue their relationship with the Company and thereby align their interests with the long-term interests of the Company’s stockholders. The options that were awarded have been fully exercisable by the executive officers since May 1994. The Compensation Committee believes the options awarded to the executive officers continue to represent a significant stake in the Company. The Compensation Committee recommended to the Board of Directors that no additional options or other types of equity compensation be awarded to the executive officers in 2023.

SUMMARY COMPENSATION TABLE

The following table discloses compensation for the fiscal years ended December 31, 2023 and 2022, received by the Company’s Principal Executive Officer and Principal Financial Officer, who were the only executive officers of the Company during 2023 and thus comprise the Company’s named executive officers for 2023 (1) (2).

	Annual Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	All Other Compensation($)	Total($)
Charles E. Drimal, Jr. Chairman, Chief Executive	2023	816,200	3,700,000	89,362 (3)	4,605,562
Officer and President; Principal Executive Officer	2022	742,000	3,636,875	88,362	4,467,237

Beverly A. Cummings Executive Vice President,	2023	816,200	1,500,000	73,552 (4)	2,389,752
Chief Financial Officer and Treasurer; Principal Financial Officer	2022	742,000	1,454,750	69,362	2,266,112

(1)

Columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Nonqualified Deferred Compensation Earnings” are omitted as the Company has no such compensation awards or plans.

(2)	Mr. Drimal and Ms. Cummings hold similar positions with the Company’s subsidiaries and also serve as directors of each of the subsidiaries.
(3)	Includes $30,000 Director’s fees; $13,200 as the Company’s contribution to its 401(k) plan; club dues $24,400; long term disability insurance premium $10,710; and life insurance premiums $11,052.
(4)	Includes $30,000 Director’s fees; $13,200 as the Company’s contribution to its 401(k) plan; club dues, $12,400; long term disability insurance premium $9,428; and life insurance premiums $8,524.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no equity awards granted by the Company to the named executive officers during the fiscal year ended December 31, 2023 and no options were exercised by any such persons during the year. The following table sets forth information with respect to all unexercised options held by the named executive officers at December 31, 2023. All unexercised options are fully exercisable. There are no options which are not fully exercisable, nor are there any unearned options, stock awards or equity incentive plan awards.

	Option Awards
	Number of Securities Underlying Unexercised Options (1) Exercisable(1)	Option Exercise Price	Option Expiration Date
Name
Charles E. Drimal, Jr.	523,125	$1.00	Non-expiring
	174,375	$1.25	Non-expiring

Beverly A. Cummings	52,500	$1.00	Non-expiring
	17,500	$1.25	Non-expiring

(1)	All options described in this table fully vested in May 1994.

DIRECTOR COMPENSATION

The Company’s Directors each receive $10,000 for each Board of Directors meeting, but do not receive any fee for attending Committee meetings. The Directors are reimbursed for travel and related expenses in connection with attendance at Board and Committee meetings. All Directors as a group of five (including the named executive officers) received an aggregate of $150,000 as Directors’ fees for the fiscal year ended December 31, 2023. The Directors do not receive any equity compensation, nor do they participate in any Non-Equity Incentive Compensation or Non-Qualified Deferred Compensation plans. None of the Directors received compensation or other payment from any person or entity other than the Company for their services as a director of the Company. For information on the Directors fees received by Mr. Drimal and Ms. Cummings, see the Summary Compensation Table above.

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
H. Gifford Fong	30,000	--	30,000
Thomas S. T. Gimbel	30,000	--	30,000
Clint Hurt	30,000	--	30,000

PAY VERSUS PERFORMANCE

					Value of Initial Fixed $100 Investment based on:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to non-PEO Named Executive Officers (1)	Total Shareholder Return	Net Income
2023	$4,605,562	$4,605,562	$2,389,752	$2,389,752	$246.35	$28,103,000
2022	$4,467,237	$4,467,237	$2,266,112	$2,266,112	$201.23	$48,664,000
2021	$3,950,262	$3,950,262	$2,033,762	$2,033,762	$162.38	$2,098,000

(1)

Because our named executive officers have not received any equity awards, or held any unvested equity awards, in each of the years presented in the table, total Compensation is equal to Compensation actually paid, therefore, no reconciliation is presented.

(2)	The Non-PEO Named Executive Officers for each year shown include Ms. Cummings as she was the only executive officer other than our Chief Executive Officer for each year shown.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality and the acceptability, the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. These include, but are not limited to, those matters under Auditing Standard No. 1301, as amended and adopted by the Public Company Accounting Oversight Board and requirements of the Securities and Exchange Commission. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Public Company Accounting Oversight Board. The Company’s auditors do not perform financial information system design and implementation services, internal audit or tax services for the Company.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.

Audit Committee

H. Gifford Fong, Chairman
Thomas S. T. Gimbel
Clint Hurt

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company is committed to observing sound, ethical principles in the conduct of its business and operations and by our officers and employees in the course of their duties. The Code of Business Conduct and Ethics adopted by the Company was last amended in December, 2011. The Code, as amended, is available at the Company’s website at www.primeenergy.com. The Code of Conduct is applicable to the Company’s operations and to all of its employees, including the Company’s principal executive officer, principal financial officer and Directors. Any amendments to or waivers of the Code, to the extent applicable to the Company’s principal executive officers, will be posted on the Company’s website.

INDEPENDENT PUBLIC ACCOUNTANTS—FEES AND SERVICES

The Company engaged Grassi & Co., CPA, P.C. (“Grassi & Co.”) as the principal accountants for the Company with respect to the audit of the Company’s financial statements for the years ended December 31, 2023 and 2022. There were no disagreements with Grassi & Co on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Grassi & Co are not expected to be present at the Annual Meeting, but will be available by speaker telephone during the meeting and will have the opportunity to make a statement if they desire to do so, and to answer stockholders’ questions.

The audit fees for professional audit services provided by Grassi & Co, for the audit of the Company’s annual financial statements for each of the years ended December 31, 2023 and December  31, 2022 were $333,000 and $320,000, respectively. No fees were billed or paid by the Company for internal audit, tax or other services for the years ended December 31, 2023 or 2022.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2025 Annual Meeting, stockholder proposals must be received by the Company at its principal executive offices at 9821 Katy Freeway, Houston, Texas 77024, no later than December 20, 2024, and must otherwise comply with the requirements of Rule 14a-8.

In addition, our Amended and Restated Bylaws contain notice procedures for stockholders to nominate a person as director and to propose business to be considered at an annual meeting when such matter is not submitted for inclusion in our proxy statement. Generally, notice of such a nomination or proposal must be delivered to the Company no later than the 90th day nor earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, Stockholder proposals and nominations of directors to be brought before the 2025 Annual Meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no earlier than February 5, 2025 and no later than March 7, 2025 or will be considered untimely and entitle the Company to refuse to acknowledge or include such matters for consideration, at the 2025 meeting.

If a stockholder desires to recommend an individual as a nominee for director to the Board of Directors, the stockholder shall mail the recommendation to the Secretary of the Board of Directors. The recommendation must include the name, address (business and personal) and the occupation of the nominee. The recommendation must also include such other information regarding the nominee as may reasonably be required by the Company.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the members of the Board of Directors by mailing their communications to the Company, at PrimeEnergy Resources Corporation, 9821 Katy Freeway, Houston, Texas 77024. All communications addressed to the attention of a particular director shall be forwarded to the director.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and, together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should notify us in writing at PrimeEnergy Resources Corporation, 9821 Katy Freeway, Houston, Texas 77024 (Attention: Corporate Secretary) to inform us of his or her request. If a brokerage firm, bank, broker-dealer, or other nominee holds the shares, the stockholder should contact such bank, broker or other nominee directly.

It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Virginia M. Forese
VIRGINIA M. FORESE
Corporate Secretary

Houston, Texas

April 19, 2024

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and the financial statement schedules required to be filed with the SEC for the Company’s most recent fiscal year, is available without charge upon written request to: PrimeEnergy Resources Corporation, 9821 Katy Freeway, Houston, Texas 77024 (Attention: Corporate Secretary).

PrimeEnergy Resources Corporation

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed.

1. Election of Directors:

Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Charles E. Drimal, Jr.	☐	☐	02 - Beverly A. Cummings	☐	☐	03 - H. Gifford Fong	☐	☐
04 - Thomas S. T. Gimbel	☐	☐	05 - Clint Hurt	☐	☐			

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B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 6 1 3 8 6 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03ZIYA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PrimeEnergy Resources Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Solicited by Board of Directors for Annual Meeting — June 5, 2024

The undersigned shareholder of PrimeEnergy Resources Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and Beverly A. Cummings each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 10, 2024, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held on Wednesday, June 5, 2024, at 9:00 a.m., CT, at the Office of Prime Operating Company, 9821 Katy Freeway, Suite 1050, Houston, Texas 77024, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY.

(Continued and to be signed and dated on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

PrimeEnergy Resources Corporation

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed.

1. Election of Directors:

Nominees:

	For	Withhold		For	Withhold		For	Withhold
01 - Charles E. Drimal, Jr.	☐	☐	02 - Beverly A. Cummings	☐	☐	03 - H. Gifford Fong	☐	☐
04 - Thomas S. T. Gimbel	☐	☐	05 - Clint Hurt	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 6 1 3 8 6 1

03Z1ZA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PrimeEnergy Resources Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Solicited by Board of Directors for Annual Meeting — June 5, 2024

The undersigned shareholder of PrimeEnergy Resources Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and Beverly A. Cummings each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 10, 2024, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held on Wednesday, June 5, 2024, at 9:00 a.m., CT, at the Office of Prime Operating Company, 9821 Katy Freeway, Suite 1050, Houston, Texas 77024, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY.

(Continued and to be signed and dated on reverse side.)